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                                PROMISSORY NOTE

$500,000.00                                                         May 5, 1995
                                                      San Francisco, California




     For Value Received, GOLDEN STATE VINTNERS, a California corporation ("Maker"), promises to pay, in lawful money of the United States of America and in immediately available funds, without deduction or offset, to the order of HEUBLEIN, INC., a Connecticut corporation ("Holder"), the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), with interest on the unpaid balance at the rate of interest specified herein.

     The unpaid balance of principal and all accrued and unpaid interest are all due and payable on May 5, 2000 (the "Maturity Date").

INTEREST

     Interest shall accrue on the outstanding principal balance at the rate of ten percent (10%) per annum (the "Note Rate").

PAYMENTS

     Interest only at the Note Rate shall be payable in equal semi-annual installments due each May 1 and November 1 during the term of this Note, beginning November 1, 1995. If the period from the date of this Note through October 31, 1995 is less than a full six months, the interest due shall be appropriately adjusted based on the actual number of days in such period.

     The entire principal amount shall be due and payable on the Maturity
Date.

     All payments on this Note are payable at Holder's offices located at 16 Munson Road, P.O. Box 388, Farmington, Connecticut 06034-0388, Attention:
Senior Vice President-Finance, or at such other place as Holder or any other holder hereof shall notify Maker in writing.

     All payments received by Holder on this Note shall be applied by Holder as follows: first, to the payment of late charges, if any; second, to accrued and unpaid interest then due and owing; and then to reduction of principal.


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PREPAYMENT

     Maker shall have the privilege of prepaying all or any part of the unpaid principal balance of this Note at any time and from time to time.

DEED OF TRUST

     This Note is secured by that certain Deed of Trust with Assignment of Rents of even date herewith (the "Deed of Trust"), encumbering certain real property located in Fresno County, California, as more particularly described in the Deed of Trust (the "Property").

LATE CHARGE

     If Maker fails to pay any amount of interest or principal on this Note when due and such failure continues for a period of five (5) days, Holder may, at its option, impose a late charge equal to five percent (5%) of the amount of such past due payment. This late charge may be charged by Holder for the purpose of defraying the expenses incidental to the handling of the delinquent payment. Such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Holder due to the failure of Maker to make timely payments. The parties further agree that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid or to declare a default under this Note or the Deed of Trust, or from exercising any other rights and remedies of Holder.

DEFAULT

     If (a) Maker (i) fails to pay any sum when due under this Note and such failure continues for five (5) days after the due date, or (ii) breaches or defaults in the performance of any other term, covenant, condition or agreement set forth in this Note and/or in the Deed of Trust and fails to cure such breach or default within thirty (30) days after written notice thereof from Holder; (b) a receiver is appointed to take possession of all or substantially all of Maker's assets, a general assignment is made by Maker for the benefit of creditors, or any action is taken or suffered by Maker under any insolvency or bankruptcy act; (c) Maker shall cause or institute or there shall be instituted against Maker any proceeding for the dissolution or termination of Maker; or (d) a default occurs under any senior encumbrance on the Property (each, an "Event of Default"), then the amount, if any, in default shall bear


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interest from the date due not at the Note Rate but rather at the Default
Rate. As used herein, the term "Default Rate" shall mean eighteen percent (18%) per annum but in no event more than the maximum rate permitted by California law.

     Upon an Event of Default, Holder may at its option declare the entire unpaid principal balance of this Note, together with interest accrued thereon, to be immediately due and payable and Holder may proceed to exercise any rights or remedies that it may have under the Deed of Trust or under this Note or such other rights and remedies which Holder may have at law, in equity or otherwise.

     After an Event of Default, in addition to principal, interest and late charges, Holder shall be entitled to collect all costs of collection, including but not limited to reasonable attorneys' fees and costs, incurred in connection with the protection or realization of collateral or in connection with any of Holder's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Deed of Trust and by all other collateral held by Holder as security for Maker's obligations to Holder.

     No failure on the part of Holder or any other holder hereof to exercise any right or remedy hereunder, whether before or after the occurrence of an Event of Default, shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt evidenced hereby by reason of an Event of Default, or acceptance of a past due installment of principal or interest, or indulgence granted from time to time shall be construed to be a waiver of the right thereafter to insist upon prompt payment or to impose late charges, or shall be deemed to be a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Holder may have, whether by the laws of the State of California, by agreement or otherwise; and Maker hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     Except as expressly set forth herein, Maker hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may

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hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under Title 11 of the United States Code, as at any time amended, both as to itself personally and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

TRANSFERS

     Holder and any subsequent holder of this Note shall have the right to sell, assign, or otherwise transfer, either in part or in its entirety, this Note, the Deed of Trust, and any other instrument evidencing or securing the indebtedness of this Note to one or more subsequent holders without Maker's consent.

MISCELLANEOUS

     The terms, covenants, conditions, provisions, stipulations and agreements of the Deed of Trust are hereby made part of this Note, to the same extent as if they were fully set forth herein, and Maker does hereby covenant to agree to abide by and comply with each and every term, covenant, provision, stipulation, promise, agreement and condition set forth in this Note and in the Deed of Trust. This Note shall evidence and the Deed of Trust shall secure the indebtedness described herein.

     The maximum rate of interest to be charged under this Note shall in no event exceed the maximum rate permitted to be charged under applicable laws, rules and regulations.

     This Note shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, Maker has executed this Note as of the date first above written.

                                  "Maker"

                                  GOLDEN STATE VINTNERS,
                                  a California corporation

                                  By: /s/ Jeffrey B. O'Neill
                                     -----------------------------
                                     Jeffrey B. O'Neill

                                        Its: President and
                                             Chief Executive Officer

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